UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 10, 2005
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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On October 10, 2005, Newfield issued a press release providing a production update post Hurricane Rita. A copy of the press release is furnished herewith as Exhibit 99.1.

On October 10, 2005, Newfield issued a press release announcing the signing of an agreement with Exxon-Mobil to jointly explore and develop approximately 52,000 gross acres controlled by Exxon-Mobil in South Texas. A copy of the press release is furnished herewith as Exhibit 99.2.

Item 9.01   Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press release issued by Newfield Exploration Company on October 10, 2005.
	99.2	Press release issued by Newfield Exploration Company on October 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: October 11, 2005	By:	/s/ BRIAN L. RICKMERS
Brian L. Rickmers
Controller

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Newfield Exploration Company on October 10, 2005.
99.2	Press release issued by Newfield Exploration Company on October 10, 2005.